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                                                                    EXHIBIT 23.1


                               Consent of KPMG LLP





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                                                                    Exhibit 23.1

              Consent of Independent Certified Public Accountants


Board of Directors
Ecogen Inc.



                      We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                      /s/ KPMG LLP



Short Hills, New Jersey
June 10, 1999




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